Statement of Operations (FY)	5 Months Ended
Dec. 31, 2020 USD ($) $ / shares shares
Revenue
Interest Income	$ 5,250,108
Total revenue	5,250,108
Expenses
Management fees, net (less rebate of $259,167)	364,194
General and administrative expense	785,016
Organizational expense	616,190
Professional fees	614,019
Total expenses	2,379,419
Provision for current expected credit losses	(465,397)
Realized gains / (losses) on loans at fair value, net	345,000
Change in unrealized gains / (losses) on loans at fair value, net	1,563,340
Net income before income taxes	4,313,632
Income tax expense	0
Net income	$ 4,313,632
Earnings per common share:
Basic earnings per common share (in dollars per share) | $ / shares	$ 0.76
Weighted average number of common shares outstanding:
Basic weighted average shares of common stock outstanding (in shares) | shares	5,694,475